OPERATING REVENUES	6 Months Ended
Jun. 30, 2019
Revenue from Contract with Customer [Abstract]
OPERATING REVENUES
Our shipping revenues are primarily generated from time charters and voyage charters. In a time charter, the vessel is hired by the charterer for a specified period of time in exchange for consideration which is based on a daily hire rate. Generally, the charterer has the discretion over the ports visited, shipping routes and vessel speed. The contract/charterparty generally provides typical warranties regarding the speed and performance of the vessel. The charterparty generally has some owner protective restrictions such as that the vessel is sent only to safe ports by the charterer and carries only lawful or non hazardous cargo. In a time charter contract, where we charter the ship out to a charterer, we are responsible for all the costs incurred for running the vessel such as crew costs, vessel insurance, repairs and maintenance and lubes. The charterer bears the voyage related costs such as bunker expenses, port charges, canal tools during the hire period. The performance obligations in a time charter contract are satisfied over the term of the contract beginning when the vessel is delivered to the charterer until it is redelivered back to us. The charterer generally pays the charter hire in advance of the upcoming contract period. The time charter contracts are considered operating leases because (i) the vessel is an identifiable asset (ii) we do not have substantive substitution rights and (iii) the charterer has the right to control the use of the vessel during the term of the contract and derives the economic benefits from such use. Time charter contracts are accounted for under ASC 842 leases and revenues are recorded over the term of the charter. When a time charter contract is linked to an index, we recognize revenue for the applicable period based on the actual index for that period.

In a voyage charter contract, the charterer hires the vessel to transport a specific agreed-upon cargo for a single voyage. The consideration for such a contract is determined on the basis of a freight rate per metric ton of cargo carried or occasionally on a lump sum basis. The charterer is responsible for any short loading of cargo or "dead" freight. The voyage charter party generally has standard payment terms of 90% or 95% freight paid within three to five days after completion of loading. The voyage charter party generally has a "demurrage" or "despatch" clause. As per this clause, the charterer reimburses us for any potential delays exceeding the allowed laytime as per the charter party clause at the ports visited, which is recorded as demurrage revenue. Conversely, the charterer may be given credit if the loading/discharging activities happen within a shorter period than the allowed laytime, which is despatch and results in a reduction in revenue. Estimates and judgments are required in ascertaining the most likely outcome of a particular voyage and actual outcomes may differ from estimates. In a voyage charter contract, the performance obligations begin to be satisfied once the vessel begins loading the cargo. We have determined that our voyage charter contracts consist of a single performance obligation of transporting the cargo within a specified period. Therefore, the performance obligation is met evenly as the voyage progresses, and the revenue is recognized on a straight line basis over the voyage days from the commencement of loading to completion of discharge. The voyage charters generally have variable consideration in the form of demurrage or despatch, which is recognized as we satisfy the performance obligations under the contract. We estimate demurrage or despatch at contract inception using either the expected value or most likely amount approaches. Such estimate is reviewed and updated over the term of the voyage charter contract. In the six months ended June 30, 2019 and 2018, we recognized a total of $7.8 million and $7.7 million, respectively, in demurrage which is included under voyage revenues. Most of our voyage contracts are considered service contracts which fall under the provisions of ASC 606 because we, as the shipowner, retain control over the operations of the vessel such as directing the routes taken or the vessel speed. However, some of our voyage charter contracts could be considered to contain a lease. A voyage charter contains a lease component if the contract (i) specifies a specific vessel asset; and (ii) has terms that allow the charterer to exercise substantive decision-making rights, which have an economic value to the charterer and therefore allow the charterer to direct how and for what purpose the vessel is used. The new lease standard provides a practical expedient for lessors in which the lessor may elect, by class of underlying asset, to not separate non-lease components from the associated lease component and, instead, to account for these components as a single component if both of the following are met: (1) the timing and pattern of transfer of the non-lease component(s) and associated lease component are the same and (2) the lease component, if accounted for separately, would be classified as an operating lease. When a lessor, we have elected this practical expedient for our time charter contracts and voyage charter contracts that qualify as leases and thus do not separate the non-lease component, or service element, from the lease. Furthermore, the standard requires us to account for the combined component in accordance with ASC 606 revenues from contracts with customers if the non-lease components are the predominant components. Under this guidance we have assessed that the non-lease, or service, components were the predominant component for all of our voyage charter contracts.

The following table shows the revenues earned from time charters, voyage charters and other revenues for the six months ended June 30, 2019 and 2018:

(in thousands of $)	2019	2018
Time charter revenues	128,139	159,645
Voyage charter revenues	112,867	130,021
Other revenues	786	1,165
Total operating revenues	241,792	290,831

Certain voyage expenses are capitalized between the previous discharge port, or contract date if later, and the next load port and amortized between load port and discharge port. $10.6 million of contract assets were capitalized in the period ended June 30, 2019 under "Other current assets", of which $6.3 million was amortized up to June 30, 2019, leaving a remaining balance of $4.3 million. $2.1 million of contract assets were amortized in the six months ended June 30, 2019 in relation to voyages in progress at the end of December 31, 2018. No impairment losses were recognized in the period.

As at June 30, 2019 we reported the following contract assets in relation to our contracts with customers, including contracts containing lease components where the non-lease component was the predominant component and the revenues where therefore accounted for under ASC 606:

(in thousands of $)	2019	2018
Voyages in progress	5,170	2,808
Trade accounts receivable	30,439	27,650
Other current assets (capitalized fulfillment costs)	4,271	2,554
Total	39,880	33,012

As at June 30, 2019, we recorded $10.0 million in total deferred charter revenue for consideration received or unearned revenue related to ongoing voyages at period end. In the first six months of 2019, we recognized $8.7 million in revenue, which was deferred as at December 31, 2018, as the performance obligations were met.